EXHIBIT 1


                            JOINT FILING AGREEMENT

          In accordance with Rule 13d-l(k) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including amendments thereto) with respect to the Common Stock of Asia Global Crossing Ltd. and further agree that this Joint Filing Agreement (the "Agreement") be included as an exhibit to such joint filing. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement this July 19, 2001. The Agreement may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such parts taken together will constitute a part of this Agreement.

Date: July 19, 2001
                                             GLOBAL CROSSING LTD.


                                             By: /s/  Mitchell Sussis
                                             Name:    Mitchell Sussis
                                             Title:   Corporate Secretary

                                             GLOBAL CROSSING HOLDINGS LTD.


                                             By: /s/  Lorraine Dean
                                             Name:    Lorraine Dean
                                             Title:   Vice President

                                             GLOBAL CROSSING ASIA HOLDINGS LTD.


                                             By: /s/  Lorraine Dean
                                             Name:    Lorraine Dean
                                             Title:   Vice President

                                             GLOBAL CROSSING NORTH AMERICAN
                                             HOLDINGS, INC.


                                             By: /s/  Mitchell Sussis
                                             Name:    Mitchell Sussis
                                             Title:   Vice President


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                                             IPC INFORMATION SYSTEMS, INC.


                                             By: /s/  Mitchell Sussis
                                             Name:    Mitchell Sussis
                                             Title:   Vice President

                                             IXNET, INC.


                                             By: /s/  Mitchell Sussis
                                             Name:    Mitchell Sussis
                                             Title:   Vice President

                                             INTERNATIONAL EXCHANGE NETWORKS,
                                             LTD.


                                             By: /s/  Mitchell Sussis
                                             Name:    Mitchell Sussis
                                             Title:   Vice President